EQ Advisors TrustSM

Supplement Dated June 28, 2019 to the Summary Prospectus, Prospectus, and Statement of Additional Information Dated May 1, 2019, as Supplemented

This Supplement updates certain information contained in the Summary Prospectus, Prospectus and Statement of Additional Information of EQ Advisors Trust (“Trust”) dated May 1, 2019, as supplemented. You should read this Supplement in conjunction with the Summary Prospectus, Prospectus and Statement of Additional Information and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding a change to the portfolio managers for the 1290 VT Equity Income Portfolio (the “Portfolio”):

Information Regarding

1290 VT Equity Income Portfolio

Effective June 30, 2019, Ray Nixon, Jr. no longer serves as a member of the team that is responsible for the securities selection, research and trading for the 1290 VT Equity Income Portfolio. Mr. Nixon is retiring from Barrow, Hanley, Mewhinney & Strauss, LLC, the Portfolio’s Sub-Adviser, after 25 years with the Firm.

All references to Ray Nixon, Jr. contained in the Summary Prospectus, Prospectus and Statement of Additional Information with respect to the Portfolio are hereby deleted in their entirety.

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